SETTLEMENT AGREEMENT

         This Settlement Agreement entered into as of this 13th day of October, 1999 (the "Agreement"), by and among, Global Gold Corporation, a Delaware corporation, having an address at 734 Franklin Avenue, Suite 383, Garden City, New York 11530-4525 ("Global"), Drury J. Gallagher, an individual residing at 107 Eakins Road, Manhasset, New York 11030 ("Gallagher"), Robert A. Garrison, an individual residing at 44 Lords Highway East, Weston, Connecticut 06883 ("Garrison"), Eyre Resources, N.L., an Australian corporation, with offices at Unit 1, 30 Mayfair Street, West Perth 6005, Western Australia ("Eyre"), Kevin Parry, an individual residing at 107 Adelma Road, Dalkeith 6009, Western Australia ("Parry"), and Jeffrey Beaumont and Cameron Parry, Trustees of the Parry-Beaumont Trust, having an address at Unit 1, 30 Mayfair Street, West Perth 6005, Western Australia (the "Trust").

     WHEREAS, Global commenced an action against Parry, Eyre and the Trust, entitled GLOBAL GOLD CORPORATION V. KEVIN PARRY, EYRE RESOURCES, N.L. AND THE PARRY-BEAUMONT TRUST, bearing Civil Action No. 98 Civ.0009 (JSM), (the "Action"), in the United States District Court for the Southern District of New York (the "Court"); and

     WHEREAS, Parry, Eyre and the Trust asserted counterclaims against Global in the Action; and

     WHEREAS, Eyre and the Trust commenced a third-party action against Gallagher and GARRISON, ENTITLED EYRE RESOURCES, N.L. AND THE PARRY-BEAUMONT TRUST V. DRURY J. GALLAGHER AND ROBERT GARRISON, bearing Civil Action No. 98 Civ.0009 (JSM), (the "Third-Party Action"), in the Court; and

         WHEREAS, the parties, upon the advice of their respective counsel, now wish to settle and resolve all claims, counterclaims, controversies and disputes among them that were, could have been or could otherwise hereafter have been, raised in either the Action or the Third-Party Action on the terms set forth in this Agreement;

         NOW THEREFORE, it is agreed as follows:

         1. Global will deliver to Robert M. Bursky, Esq., counsel to Eyre, Parry and the Trust, a certificate for 600,000 shares of common stock of First Dynasty Mines Ltd. registered in the name of Eyre Resources, N.L., and a certificate for 400,000 shares of common stock of First Dynasty Mines Ltd. registered in the name of Cameron Parry and Jeffrey Beaumont as Trustees of the Trust, free and clear of any pledges, liens and encumbrances thereon, as soon as practicable after the execution and delivery of this Agreement by all parties hereto, but in no event later than October 26, 1999.

         2. Eyre, the Trust and Parry represent that they never received the originals of the certificates evidencing their ownership of 1,000,000 shares of common stock of Global (the "Shares") and warrants to purchase 400,000 shares of common stock of Global (the "Warrants"). Eyre, the Trust and Parry agree to deliver a letter from Donald Kummerfeld in the form attached hereto as Exhibit A, as soon as practicable after the execution and delivery of this Agreement by

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all parties hereto, but in no event later than October 19, 1999. Eyre, the Trust and Parry agree that, by virtue of the execution and the delivery of this Agreement, (i) Eyre, the Trust and Parry relinquish forever all right, title and interest in and to the Shares and the Warrants, and any and all rights relating thereto; (ii) this Agreement vests Global with all of Eyre's, the Trust's and Parry's right, title and interest in and to the Shares and the Warrants; (iii) the Shares and the Warrants are hereby canceled of record and are of no further force and effect; (iv) Global's transfer agent may cancel the Shares and the Warrants of record and issue any certificate of cancellation relating thereto;
(v) they will deliver the Shares and Warrants to Global if they obtain possession of the original certificates therefor in the future; and (vi) they will execute such other documents and take such further action as may be necessary to vest Global with all right, title and interest in and to the Shares and the Warrants.

         3. Upon each counsel's sending of the written acknowledgments described in Sections 4 and 5 hereof to the other counsel, each of Global, Gallagher and Garrison, on the one hand, and Parry, Eyre and the trustees of the Trust, on the other hand, hereby release one another, as well as their respective directors, officers, shareholders, employees, agents, counsel, representatives, heirs, successors and assigns, from any and all claims, contracts, agreement, causes of action, demands, debts, bonds, reckonings and any other matter, cause or thing arising at any time up to and including the date of this Agreement; provided, however, that such releases shall not extend to any obligation expressly assumed by any of the parties pursuant to the terms of this Agreement, including, without limitation, under Section 7 hereof.

         4. Upon the execution and delivery of four copies of this Agreement, duly signed by the parties, to their respective counsel, such counsel to the parties shall execute and deliver to one another duplicate originals of a Stipulation of Dismissal dismissing the Action and the Third-Party Action in the form attached hereto as Exhibit B. Each counsel shall hold one such duplicate original of the Stipulation of Dismissal in escrow pending the respective delivery of the stock certificates as provided for in Section 1 hereof and Exhibit A as provided in Section 2. Upon counsels' written confirmation to one another of the delivery of the certificates as provided in Section 1 and Exhibit A as provided in Section 2, any party may file the Stipulation of Dismissal with the Court without further notice.

         5. Upon the execution and delivery of four copies of this Agreement duly signed by the parties to their respective counsel, such counsel shall hold all such executed copies of this Agreement in escrow pending the delivery of the stock certificates as provided in Section 1 of this Agreement and Exhibit A as provided in Section 2; and upon the receipt of the stock certificates described in Section 1 and Exhibit A as provided in Section 2 hereof, the parties' counsel will send written acknowledgment of the same to one another, whereupon this Agreement shall be released from escrow and delivered to the parties.

         6. (a) Each of the signatories to this Agreement represents and warrants to the other that he or it is duly authorized and fully empowered to execute this Agreement on his or its own behalf and/or behalf of the entity for whom he is acting as signatory.

             (b) Global represents and warrants that it has 4,348,114 shares of its common

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stock issued and outstanding on the date hereof,  that it owns 4,000,000  shares of common stock of First Dynasty Mines Ltd. and that it has no further rights to any additional shares of stock of any class or kind of First Dynasty Mines Ltd. under Global's Definitive Agreement with it.

                  (c) Each of Eyre, the Trust and Parry represents and warrants that each has not transferred, sold, assigned, pledged, made a gift of, hypothecated or otherwise disposed of the shares of common stock and the warrants to purchase common stock of Global owned by any of them at any time (other than the Warrants to Kummerfeld) and that such shares and warrants are free and clear of any liens or encumbrances or any other rights thereto.

         7. Each of Eyre, the Trust and Parry, jointly and severally, unconditionally agrees to indemnify and hold Global, Gallagher and Garrison harmless from and against any claim, damage, loss or expense of any of them by reason of any claim of any person not a party to this Agreement arising out of the transfer, sale, assignment, pledge, gift, hypothecation or any other form of the disposition of the shares of stock of Global, and of any warrants to purchase shares of stock of Global, owned by Eyre, the Trust and Parry, including, without limitation, any claim by Donald Kummerfeld arising therefrom or relating thereto.

         8. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of law principles. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a state court or federal court in the City of New York, State of New York in the United States of America, (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, and (iii) irrevocably submit to the exclusive jurisdiction of the United States Southern District Court for the District of New York, or any court of the State of New York in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement. All parties hereto agree that the mailing of any process in any suit, action or proceeding in accordance with the notice provisions of this Agreement shall constitute personal service thereof.

         9. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties and their respective heirs, representatives, successors and assigns.

         10. (a) This Agreement constitutes the sole and entire agreement by and among the parties with respect to the subject matter hereof; supersedes any and all prior agreements with respect thereto; and may not be changed, modified or amended, except pursuant to a writing signed by each of the parties hereto or their duly authorized representatives. The foregoing provision shall be strictly construed and enforced, and shall not be subject to any claim or defense based on waiver or estoppel or any other doctrine, legal or equitable, that might otherwise apply so as to negate the effect thereof.

                  (b) In the event of a failure in the performance of any of the terms and conditions in Sections 1 and 2 above, the aggrieved party may seek a decree of specific performance of this Agreement or, not later than November 3, 1999, deem this Agreement to be null and void by causing a letter to such effect to be sent to the non-performing party with a copy to his or its counsel.

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         11. This  Agreement  may be executed in several  counterparts,  each of which shall be deemed an original but all of which shall constitute one and the same instrument. In addition, this Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of such signature pages executed by the parties to one copy of the Agreement; all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         IN WITNESS WHEREOF, the undersigned have signed and delivered this Agreement as of the date first above written.

----------------------------                     -------------------------------
         Drury J. Gallagher                                          Kevin Parry

----------------------------
         Robert Garrison                                THE PARRY-BEAUMONT TRUST

GLOBAL GOLD CORPORATION                         By:_____________________________
                                                          Cameron Parry, Trustee

By:______________________________               By:_____________________________
         Robert Garrison, President                    Jeffrey Beaumont, Trustee

                                                            EYRE RESOURCES, N.L.

                                                By:_____________________________
                                                                      , Director

ESCROW AGREED TO:

----------------------------
         Stephen R. Field, Esq.

---------------------------
         Robert M. Bursky, Esq.

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STATE OF NEW YORK                   )
                                    ) ss.:

COUNTY OF NEW YORK                  )

         On the 13th day of October, 1999, before me personally came DRURY J. GALLAGHER, to me known, who, being duly sworn, did depose and say that he resides at 107 Eakins Road, Manhasset, New York 11030, and is to me known to be the person described in and who executed the foregoing instrument, and acknowledged to me that he executed the same.

                                              ----------------------------------
                                                                   Notary Public

STATE OF NEW YORK                   )
                                    ) ss.:

COUNTY OF NEW YORK                  )

         On the 13th day of October, 1999, before me personally came ROBERT GARRISON, to me known, who, being duly sworn, did depose and say that he resides at 44 Lords Highway East, Weston, Connecticut 06883, and is to me known to be the person described in and who executed the foregoing instrument, and acknowledged to me that he executed the same.

                                              ----------------------------------
                                                                   Notary Public

STATE OF NEW YORK                   )
                                    ) ss.:

COUNTY OF NEW YORK                  )

         On the 13th day of October, 1999, before me personally came KEVIN PARRY, to me known, who, being duly sworn, did depose and say that he resides at 107 Adelma Road, Dalkeith 6009, Western Australia, and is to me known to be the person described in and who executed the foregoing instrument, and acknowledged to me that he executed the same.

                                              ----------------------------------
                                                                   Notary Public

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STATE OF NEW YORK                   )
                                    ) ss.:

COUNTY OF NEW YORK                  )

         On this 13th day of October, 1999, before me personally came ROBERT GARRISON, to me known, who being duly sworn, did depose and say that such person resides at 44 Lords Highway East, Weston, Connecticut 06883, is the President of GLOBAL GOLD CORPORATION, a Delaware corporation which is described in and which executed the foregoing instrument, and being duly authorized signed such person's name thereto on behalf of such corporation, and acknowledged it as the act of such corporation.

                                                   -----------------------------
                                                                   Notary Public

STATE OF NEW YORK                   )
                                    ) ss.:

COUNTY OF NEW YORK                  )

         On this day of October, 1999, before me personally came ________________________, to me known, who being duly sworn, did depose and say that such person resides at ________________________________, Australia, is the Director of EYRE RESOURCES, N.L., an Australian corporation which is described in and which executed the foregoing instrument, and being duly authorized signed such person's name thereto on behalf of such corporation, and acknowledged it as the act of such corporation.

                                                   -----------------------------
                                                                   Notary Public

                                    )
                                    ) ss.:
                                    )

         On this day of October, 1999, before me personally came CAMERON PARRY, to me known, who being duly sworn, did depose and say that such person resides at 107 Adelma Road, Dalkeith 6009, Western Australia, is the Trustee of THE PARRY-BEAUMONT TRUST, which is described in and which executed the foregoing instrument, and being duly authorized signed such person's name thereto on behalf of such trust, and acknowledged it as the act of such trust.

                                                   -----------------------------
                                                                   Notary Public

                                    )
                                    ) ss.:
                                    )

         On this day of October, 1999, before me personally came JEFFREY BEAUMONT, to me known, who being duly sworn, did depose and say that such person resides at 24 Illawong Drive, Donvale, 3111 Victoria, Australia, is the Trustee of THE PARRY-BEAUMONT TRUST, which is described in and which executed the foregoing instrument, and being duly authorized signed such person's name thereto on behalf of such trust, and acknowledged it as the act of such trust.

                                                   -----------------------------
                                                                   Notary Public

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